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                                                               Exhibit 10.8


                                  GRAFTECH INC.
                         EMPLOYEE EQUITY INCENTIVE PLAN


1.       Purpose.

                  The purpose of the Graftech Inc. Employee Equity Incentive Plan (the "Plan") is to assist Graftech Inc. (the "Corporation") and its Subsidiaries (together with the Corporation, the "Company") in attracting, retaining and motivating employees and make the compensation program of the Company competitive with those of other similarly situated employers. Options granted under the Plan may be either "incentive stock options," intended to qualify as such under the Code (as defined herein), or "nonqualified stock options," which are not intended to so qualify.

2.       Definitions.

         2.1 "Acceleration Event" means an event with respect to which an Award Agreement provides for the acceleration of the exercisability or lapse of restrictions applicable to any Award.

         2.2 "Award" means an award or grant made to a Participant under the Plan.

         2.3 "Award Agreement" means the agreement provided in connection with an Award under the Plan.

         2.4 "Award Date" means the date that an Award is made, as specified in the relevant Award Agreement.


         2.5 "Board" means the Board of Directors of the Corporation.

         2.6 "Cause" means: (i) gross neglect or willful and continuing refusal by the Participant to substantially perform his duties (other than due to Disability); (ii) breach by the Participant of confidentiality obligations owed to the Company; (iii) willful engagement by the Participant in conduct which is demonstrably injurious to the Company (including, without limitation, a breach by the Participant of non-competition or non-solicitation obligations owed to the Company); or (iv) conviction or plea of nolo contendere by the Participant to a felony or a misdemeanor involving moral turpitude. Notwithstanding the foregoing, if the Participant is party to an employment agreement or severance compensation agreement (or a similar agreement) with the Company which includes an express definition of "cause" for termination of employment by the Company, then "Cause" shall have the meaning set forth in such agreement to the extent such agreement applies to the event or circumstance giving rise to the need for a determination of "cause".

         2.7 A "Change in Control" shall be deemed to occur if, after (but only after) UCAR or its successors ceases to own or hold, directly or indirectly, a majority of the then outstanding
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Common Stock, any of the following circumstances shall occur:

                  (i) any "person" or "group" within the meaning of Section 13(d) or 14(d)(2) of the Exchange Act becomes the beneficial owner of 15% or more of the then outstanding Common Stock or 15% or more of the then outstanding voting securities of the Corporation;

                  (ii) any "person" or "group" within the meaning of Section 13(d) or 14(d)(2) of the Exchange Act acquires by proxy or otherwise the right to vote for the election of directors, on any merger or consolidation of the Corporation or on any other matter or question with respect to 15% or more of the then outstanding Common Stock or 15% or more of the combined voting power of the then outstanding voting securities of the Corporation;

                  (iii) Present Directors and New Directors cease for any reason to constitute a majority of the Board (and, for purposes of this clause (iii), "Present Directors" shall mean individuals who at the beginning of any consecutive twenty-four month period were members of the Board and "New Directors" shall mean individuals whose election by the Board or whose nomination for election as directors by the Corporation's stockholders was approved by a vote of at least two-thirds of the directors then in office who were Present Directors or New Directors);

                  (iv) the stockholders of the Corporation approve a plan of complete liquidation or dissolution of the Corporation; or

                  (v) consummation of:

                           (x) a reorganization, restructuring,
recapitalization, reincorporation, merger or consolidation of the Corporation (a "Business Combination") unless, following such Business Combination, (a) all or substantially all of the individuals and entities who were the beneficial owners of the Common Stock and the voting securities of the Corporation outstanding immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the common equity securities and the combined voting power of the voting securities of the corporation or other entity resulting from such Business Combination (including, without limitation, a corporation or other entity which as a result of such Business Combination owns the Corporation or all or substantially all of the assets of the Corporation or the Company either directly or through one or more subsidiaries) outstanding after such Business Combination, in substantially the same proportions as their ownership, immediately prior to such Business Combination, of outstanding Common Stock and the combined voting power of the outstanding voting securities of the Corporation, respectively, (b) no "person" or "group" within the meaning of
Section 13(d) or 14(d)(2) of the Exchange Act (excluding (1) any corporation or other entity resulting from such Business Combination and (2) any employee benefit plan (or related trust) of the Company or any corporation or other entity resulting from such Business Combination) beneficially owns 15% or more of the common equity securities or 15% or more of the combined voting power of the voting securities of the corporation or other entity resulting from such Business Combination outstanding after such Business Combination, except to the extent that such beneficial ownership existed prior to such Business Combination with respect to the Common Stock and the voting securities of the Corporation, and (c) at least a majority of the members of the board of directors (or similar governing body) of the corporation or other entity resulting from such Business Combination were members of the Board at the time of the execution of the initial agreement providing for such Business Combination or at the time of the action of the Board approving such Business Combination, whichever is earlier; or


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                           (y) any sale, lease, exchange or other transfer (in
one transaction or a series of related transactions) of all or substantially all of the assets of the Corporation or the Company, whether held directly or indirectly through one or more subsidiaries (excluding any pledge, mortgage, grant of security interest, sale-leaseback or similar transaction, but including any foreclosure sale), provided, that, for purposes of clauses (v) (x) and (v)
(y) above, the divestiture of less than substantially all of the assets of the Corporation or the Company in one transaction or a series of related transactions, whether effected by sale, lease, exchange, spin-off, sale of stock of or merger or consolidation of a subsidiary, transfer or otherwise, shall not constitute a Change in Control of the Corporation.

         Notwithstanding the foregoing, a Change in Control of the Corporation shall not be deemed to occur:

                   (I) pursuant to clause (i) or (ii) above, solely because 15% or more of the then outstanding Common Stock or the then outstanding voting securities of the Corporation is or becomes beneficially owned or is directly or indirectly held or acquired by one or more employee benefit plans (or related trusts) maintained by the Company; or

                  (II) pursuant to clause (v)(y) above, if the Board determines that any sale, lease, exchange or other transfer does not involve all or substantially all of the assets of the Corporation or the Company; or

                  (III) pursuant to clause (i) or (ii) above, solely because UCAR remains the beneficial owner of 15% or more of the then outstanding Common Stock or 15% or more of the then outstanding voting securities of the Corporation; or

                  (IV) pursuant to clause (i) or (ii) above, if a "person" or "group" acquires 15% or more of the then outstanding Common Stock or 15% or more of the then outstanding voting securities of the Corporation from UCAR; provided, however, that a "Change in Control" of the Corporation shall be deemed to occur if thereafter the beneficial ownership of Common Stock or voting securities of the Corporation by such "person" or "group" increases by more than 1% of the then outstanding shares of Common Stock or the then outstanding voting securities of the Corporation (excluding increases due to repurchases of Common Stock or voting securities of the Corporation by the Company, and similar transactions, which have not been directly or indirectly proposed or initiated by such "person" or "group").

         For purposes of this Section 2.7, references to "beneficial owner" and correlative phrases shall have the same definition as set forth in Rule 13d-3 under the Exchange Act (except that ownership by underwriters for purposes of a distribution or offering shall not be deemed to be "beneficial ownership").

         2.8 "Code" means the Internal Revenue Code of 1986, as amended.

         2.9 "Committee" means any committee of the Board (however named) which performs the functions of a compensation committee.


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         2.10 "Common Stock" means the common stock of the Corporation.

         2.11 "Disability" shall mean the inability of the Employee to perform in all material respects the Employee's duties and responsibilities to the Company by reason of a physical or mental disability or infirmity which inability is reasonably expected to be permanent and has continued: (i) for a period of six consecutive months; or (ii) such shorter period as the Corporation may determine. The Employee (or the Employee's representative) shall furnish the Corporation with satisfactory medical evidence documenting the Employee's disability or infirmity.

         2.12 "Dividend Equivalent Unit" shall have the meaning set forth in
Section 11.

         2.13 "Effective Date" shall have the meaning set forth in Section 22.

         2.14 "Employee" means any employee of the Company, including those who are also directors of the Corporation.

         2.15 "Exchange Act" means the Securities Exchange Act of 1934.

         2.16 "Exercise Price" means the purchase price of one share of Common Stock under an Option.

         2.17 "Fair Market Value" of a share of Common Stock as of a given date means the closing sales price (or, if there is no such price, the average of the highest bid and lowest asked prices) of the Common Stock on the last trading day immediately preceding such date as of which Fair Market Value is to be determined as reported by the principal exchange or market on which the Common Stock is traded. Notwithstanding the foregoing, for those Awards granted effective as of the Effective Date, Fair Market Value means the initial public offering price of the Common Stock on such Effective Date.

         2.18 "Good Reason" means the occurrence of any of the following circumstances without the Participant's express written consent: (i) a reduction in the Participant's salary or opportunity to participate in any incentive compensation plan of the Company; (ii) a material adverse change in any retirement program, savings program, benefits trust or any incentive compensation plan of the Company; (iii) relocation of the Participant's principal place of business to a location which is more than 35 miles from its current location; or (iv) a material diminution in the Participant's duties, responsibilities or reporting position (unless due to a promotion or other increased responsibility). Notwithstanding the foregoing, if the Participant is party to an employment agreement or severance compensation agreement (or a similar agreement) with the Company which includes an express definition of "good reason" for termination of employment by the Participant, then "Good Reason" shall have the meaning set forth in such agreement to the extent such agreement applies to the event or circumstance giving rise to the need for a determination of "good reason".

         2.19 "Incentive Stock Option" means an option to purchase shares of Common Stock that is intended to qualify as an incentive stock option under
Section 422 of the Code.

         2.20 "Nonqualified Stock Option" means an option to purchase shares of Common Stock that is not



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intended to qualify as an Incentive Stock Option.

         2.21 "Option" means an Incentive Stock Option or a Nonqualified Stock Option granted hereunder.

         2.22 "Outside Director" means a member of the Board who is not an Employee.

         2.23 "Performance Measures" means, for Section 162(m) Awards, one or more of the following performance criteria, which may be applied with respect to the Company or any business unit, and which may be measured on an absolute or relative to peer-group basis: (i) earnings per share; (ii) total stockholder return; (iii) return on stockholders' equity; (iv) cash flow; and (v) cumulative return on net assets employed. For Awards which are not Section 162(m) Awards, "Performance Measures" means any performance criteria designated by the Board in its sole discretion.

         2.24 "Performance Unit" shall have the meaning set forth in Section 10.

         2.25 "Permitted Transferee" means any transferee or class of transferees approved by the Board to whom a Participant may transfer an Award other than an Award of Incentive Stock Options.

         2.26 "Retirement" means retirement from employment by the Company with the right to receive immediately a non-actuarially reduced pension under the retirement program maintained by the Corporation for Employees.

         2.27 "Restricted Stock" shall have the meaning set forth in Section 8.

         2.28 "Section 162(m)" means Section 162(m) of the Code.

         2.29 "Section 162(m) Award" means any Award that is intended to qualify for the performance-based compensation exemption to the application of the $1 million deduction limit under Section 162(m).

         2.30 "Settlement Date" means: (i) with respect to any Option that has been exercised in whole or in part, the date or dates upon which shares of Common Stock are to be delivered to the Participant and the Exercise Price therefor paid; (ii) with respect to any SARs that have been exercised, the date or dates upon which cash payment is to be made to the Participant or, in the case of SARs that are to be settled in shares of Common Stock, the date or dates upon which such shares are to be delivered to the Participant; and (iii) with respect to Performance Units, Dividend Equivalent Units and Stock Equivalent Units, the date or dates upon which cash or shares of Common Stock are to be delivered to the Participant, in each case determined in accordance with the terms of the relevant Award Agreement under which any such Award was made.

         2.31 "Stock Appreciation Right" or "SAR" shall have the meaning set forth in Section 7.

         2.32 "Stock Equivalent Unit" shall have the meaning set forth in
Section 9.

         2.33 "Subsidiary" means an entity (whether or not a corporation) that is wholly or majority owned or controlled, directly or indirectly, by the Corporation.


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         2.34 "UCAR" means UCAR International Inc., a Delaware corporation, and its subsidiaries (other than the Corporation).

3.       Eligibility and Participation.

                  All Employees shall be eligible to receive Awards under the Plan. The participants in the Plan ("Participants") shall be those Employees who are selected, from time to time, to participate in the Plan by the Board. Outside Directors are not eligible for Awards under the Plan.

4.       Administration.

         4.1 Authority of the Board. The Plan shall be administered by the Board. The Board shall have full power and authority to: (i) interpret the Plan and Award Agreements; (ii) establish, amend and rescind any rules and regulations relating to the Plan; (iii) select recipients of Awards and grant Awards to them; (iv) establish the terms and conditions of Awards; (v) determine the terms and provisions of any Award Agreement made pursuant to the Plan; and
(vi) take any and all other actions desirable or necessary to implement the Plan. All decisions and acts of the Board shall be final and binding upon all persons.

         4.2 Delegation. The Board shall have the right, power and authority to delegate administration of the Plan, in whole or in part, to the Committee, subject to such limitations as the Board shall determine. The Board and the Committee shall have the right, power and authority to: (i) delegate administration of the Plan relating to ministerial, clerical or non-discretionary matters to an administrative committee of Employees or the Chief Executive Officer of the Corporation (the "CEO"); and (ii) delegate to the CEO the right, power and authority to select recipients of Awards so long as those Awards and the terms and conditions thereof have been previously approved by the Board or the Committee and the recipients thereof are not "executive officers" of the Corporation within the meaning of Rule 16(a) of the Exchange Act. Any such delegation may be revoked by the Board at any time and for any reason.

         4.3 Section 162(m) Awards. Notwithstanding anything contained herein to the contrary, Section 162m Awards shall be granted only by a Committee or by unanimous vote or consent of the Board where at least two directors shall satisfy the requirements for an "outside director" under Section 162(m). The Board shall take such action as is required to ensure that Section 162(m) Awards comply with Section 162(m).

5.       Awards.

         5.1 Types of Awards. Awards may be made in any of the following forms:
(i) Options; (ii) Stock Appreciation Rights; (iii) Restricted Stock; (iv) Stock Equivalent Units; (v) Performance Units; or (vi) Dividend Equivalent Units.

         5.2 Award Agreements. All Awards shall be evidenced by Award Agreements between the Participant and the Corporation. Award Agreements shall set forth the terms and conditions for each Award.


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         5.3 Maximum Number of Shares Available. 4,600,000 shares of Common
Stock are initially reserved for issuance in connection with Awards granted under the Plan, subject to Section 5.4 hereof; provided, however, that no more than 1,000,000 shares of Common Stock shall be issued in connection with Awards of Incentive Stock Options. Such shares may consist in whole or in part of authorized and unissued shares or treasury shares. At the time shares of Common Stock are issued pursuant to an Award (other than an Incentive Stock Option Award), the number of shares of Common Stock reserved for issuance under the Plan shall automatically be increased by the number of shares of Common Stock issued with respect to such Award. If an Award expires unexercised or is forfeited, surrendered, cancelled or settled in cash in lieu of Common Stock, shares of Common Stock previously set aside for such Award shall be available for use in connection with future Awards. Subject to Section 5.4 hereof, the maximum number of shares of Common Stock that may be covered under Awards granted to any one Participant during any one calendar year shall be 500,000 shares.

         5.4 Adjustment in the Event of Recapitalization and Other Events. In the event of any stock split or reverse stock split, stock dividend, stock exchange, recapitalization, merger, consolidation, business combination or other major corporate change, or in the event of any special distribution to stockholders, the Board shall make such equitable adjustments in the number and kind of securities and prices per security and related terms applicable to Awards then outstanding, and in the number and kind of securities which are available thereafter for Awards under the Plan, as the Board determines are necessary and appropriate. Any such adjustment shall be conclusive and binding for all purposes of the Plan.

6.       Options.

         6.1 Award. Options may be awarded to any Participant. Except as otherwise provided below, Awards of Options shall be subject to such terms and conditions as are established by the Board. Each Option shall be designated, at the discretion of the Board, as an Incentive Stock Option or a Nonqualified Stock Option.

         6.2 Exercise Price. The Exercise Price of each share of Common Stock subject to an Option Award shall be determined by the Board and specified in the Award Agreement; provided, however, that the Exercise Price shall not be less than the Fair Market Value of a share of Common Stock on the Award Date. In the case of an Option granted retroactively in tandem with or as a substitution for another Award, the Exercise Price shall not be less than the Fair Market Value of a share of Common Stock on the Award Date of such other Award.

         6.3 Vesting, Exercisability and Term of Option. An Option shall vest and become exercisable in the manner and subject to the conditions specified by the Board. The duration of each Option shall be ten years from the Award Date, unless a shorter period is specified by the Board.

         6.4 Payment of Exercise Price. An Option may be exercised with respect to part or all of the shares subject to the Option, with respect to whole shares only, by (but only by) giving written notice of exercise to the Corporation. The Exercise Price for the shares for which an Option is exercised shall be paid concurrently with the notice of exercise in: (i) cash; (ii) whole shares of Common Stock; (iii) combination of cash and whole shares of Common Stock; or
(iv) any other manner


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that the Board may approve. The value of any share of Common Stock delivered in payment of the Exercise Price shall be its Fair Market Value on the date the Option is exercised. Unless otherwise approved by the Board, an Option shall be deemed exercised on the date on which both notice of exercise and payment of the Exercise Price are received by the Corporation.

         6.5 Additional Rules for Incentive Stock Options.

                  (a) Annual Limits. No Incentive Stock Option shall be granted to a Participant the result of which the aggregate Fair Market Value (determined as of the Award Date) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time in any calendar year under the Plan and any other stock option plans of the Company or any parent corporation would exceed the maximum amount permitted under Section 422(d) of the Code. This limitation shall be applied by taking Options into account in the order in which granted.

                  (b) Termination of Employment. An Award of an Incentive Stock Option may provide that such Option may be exercised not later than 3 months following termination of employment of the Participant with the Company, subject to special rules relating to death and Disability, as and to the extent determined by the Board to be appropriate with regard to the requirements of
Section 422 of the Code.

                  (c) Nontransferability. An Incentive Stock Option shall by its terms be nontransferable otherwise than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Participant to whom such Incentive Stock Option is Awarded only by such Participant.

                  (d) Timing of Grants. Awards of Incentive Stock Options shall only be granted within 10 years from the earlier of: (i) the date the Plan is adopted by the Board; or (ii) the date the Plan is approved by the stockholders of the Corporation.

                  (e) Other Terms and Conditions. Any Incentive Stock Option shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as are deemed necessary or desirable by the Board, which terms, together with the terms of this Plan, shall be intended and interpreted to cause such Incentive Stock Option to qualify as an "incentive stock option" under Section 422 of the Code. Such terms shall include, if applicable, limitations on Incentive Stock Options granted to ten-percent owners of the Corporation. An Award Agreement for an Incentive Stock Option may provide that such Option shall be treated as a Nonqualified Stock Option to the extent that certain requirements applicable to "incentive stock options" under the Code shall not be satisfied.

                  (f) Disqualifying Dispositions. If shares of Common Stock acquired by exercise of an Incentive Stock Option are disposed of within two years following the Award Date or one year following the transfer of such shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Corporation in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Board may reasonably require.


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7.       Stock Appreciation Rights.

         7.1 Award. An SAR Award is an award where, upon the exercise of the SAR, the Participant to whom such Award is awarded shall receive an amount equal to the excess of the Fair Market Value of a share of Common Stock on the Settlement Date over the Award Price of the SAR for the number of SARs exercised ("Stock Appreciation Right" or "SAR"). SARs may be awarded to any Participant either separately from any other Award to such Participant ("Additional Right SAR") or in conjunction with any other Award to such Participant ("Alternative Right SAR"). Except as otherwise provided below, Awards of SARs shall be subject to such other terms and conditions as are established by the Board.

         7.2 Award Price. The Award Price for: (i) Additional Right SAR's shall be the Fair Market Value of a share of Common Stock on the Award Date; and (ii) Alternative Right SAR's shall be the Fair Market Value of a share of Common Stock on the Award Date of the Award in conjunction with which it is granted. In the case of an SAR granted retroactively in tandem with or as a substitution for another Award, the Award Price of an SAR shall not be less than the Fair Market Value of a share of Common Stock on the Award Date of such other Award.

         7.3 Additional Right SAR. The exercise of an Additional Right SAR shall have no effect on the exercisability of any other Award and the exercise of any other Award shall have no effect on the exercisability of an Additional Right SAR.

         7.4 Alternative Right SAR. The exercise of an Award granted in conjunction with an Alternative Right SAR shall terminate the Alternative Right SAR to the extent of the shares of Common Stock with respect to which the Award is exercised. The exercise of an Alternative Right SAR granted in conjunction with any other Award shall terminate the Award to the extent of the shares of Common Stock with respect to which the Alternative Right SAR is exercised.

8.       Restricted Stock.

         8.1 Award. A Restricted Stock Award is an award of Common Stock where such shares are subject to restrictions (including restrictions on transfer, conditions of forfeitability, or other limitations) as determined by the Board ("Restricted Stock"). Such restrictions, terms and conditions may include, but are not limited to, the requirement of continued service with the Company, achievement of specific business objectives and other measurements of individual or business unit performance, the manner in which such Restricted Stock is held, the extent to which the holder of such Restricted Stock has rights of a stockholder and the circumstances under which such Restricted Stock shall be forfeited.

         8.2 Transferability of Restricted Stock. Unless otherwise provided by the Board, Restricted Stock may not be assigned, transferred, pledged or sold by the Participant until the termination or lapse of the applicable restrictions or conditions.

         8.3 Rights as Shareholder. Subject to the foregoing provisions of this
Section 8, the Participant to whom such Restricted Stock is Awarded shall have all rights of a stockholder with respect to the


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shares granted under an Award of Restricted Stock, including the right to vote the shares of Common Stock and receive all dividends and other distributions paid or made with respect thereto. Unless otherwise provided by the Board, dividends on Restricted Stock shall be credited to a Participant's account for subsequent distribution. The Board may provide for the reinvestment of dividends paid on Restricted Stock in shares of Common Stock.

9.       Stock Equivalent Units.

                  A Stock Equivalent Unit Award is an award where, upon the exercise of the Stock Equivalent Unit, the Participant to whom such Award is awarded shall receive an amount equal to the Fair Market Value of a share of Common Stock ("Stock Equivalent Unit"). An Award of Stock Equivalent Units shall be subject to such terms and conditions as are established by the Board.

10.      Performance Units.

                  A Performance Unit Award is an award entitling the Participant to whom such Award is awarded to payment based on the attainment, over a specified period, of individual performance targets or other Performance Measures specified by the Board ("Performance Unit"). At the time Performance Units are granted, the Board shall determine, in its sole discretion, one or more performance periods and the performance targets or other Performance Measures to be achieved. At the end of a performance period, the Board shall determine the extent to which they have been attained or degree of achievement between minimum and maximum levels in order to establish the level of payment to be made. An Award of Performance Units shall be subject to such other terms and conditions as are established by the Board.

11.      Dividend Equivalent Units.

                  The Board may provide that an Award shall accrue Dividend Equivalent Units. A Dividend Equivalent Unit Award is an award where, upon the exercise of the Dividend Equivalent Unit, the Participant to whom such Award is awarded shall receive an amount equal to the amount of the cash dividends that are declared and become payable during the period beginning on the day after the Award Date of the Award to which the Dividend Equivalent Units relates and ending on the Settlement Date of the Award ("Dividend Equivalent Unit"). In lieu of an Award of Dividend Equivalents Units, the Board may provide for automatic awards of Stock Equivalent Units on each date that cash dividends are paid on Common Stock equal to (i) the product of the dividend per share times the total number of shares subject to Awards held by the Participant, divided by (ii) the Fair Market Value of the Common Stock on the dividend payment date. An Award of Dividend Equivalent Units shall be subject to such other terms and conditions as are established by the Board.

12.      Section 162(m) Awards.

                  The Board may designate whether an Award granted to a Participant is intended


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to be a Section 162(m) Award. As to Awards of Restricted Stock, Stock Equivalent
Units or Performance Units, any such Award designated as a Section 162(m) Award shall be conditioned on the achievement of one or more Performance Measures selected by the Board. The grant of Section 162(m) Awards and the establishment of Performance Measures shall be made during the time specified and in accordance with the terms of Section 162(m).

13.      Exercise of Awards Other Than Incentive Stock Options.

                  Awards other than Awards of Incentive Stock Options, may be exercised, in whole or in part, by (but only by) giving written notice of exercise to the Corporation. During the lifetime of a Participant, Awards to such Participant may be exercised by such Participant or by a Permitted Transferee. In the event of such Participant's or Permitted Transferee's Disability, Awards may be exercised by his or her legal guardian or legal representative. In the event of the death of a Participant or Permitted Transferee, exercise of Awards to such Participant or Permitted Transferee shall be made only by the executor or administrator of the deceased Participant's or Permitted Transferee's estate or the person or persons to whom the deceased Participant's or Permitted Transferee's rights under such Awards shall pass by will or the laws of descent and distribution.

14.      Settlement of Awards Other Than Options.

                  At the Board's discretion, Awards other than Awards of Options may be settled in cash, shares of Common Stock valued at their Fair Market Value on the Settlement Date, other Awards or any combination thereof. The Board may:
(i) require or permit Participants to defer the issuance or vesting of shares of Common Stock or the settlement of Awards in cash; and (ii) provide that deferred settlements include the payment or crediting of interest on deferred amounts or the payment of Dividend Equivalent Units on deferred settlements denominated in shares of Common Stock.

15.      Acceleration of Awards.

         15.1 Acceleration. Subject to Section 23 hereof, the Board may, in its discretion, provide in an Award Agreement for the accelerated vesting and exercisability of Awards upon the occurrence of specified events, including: (i) a Participant's termination of employment on account of death or Disability;
(ii) a Change of Control; and (iii) a Participant's termination of employment by the Corporation without Cause or a Participant's resignation for Good Reason. The Board may, in its discretion, accelerate the vesting and exercisability of any or all Awards at any time and for any reason.

         15.2 Conditional Exercise in Contemplation of an Acceleration Event. In contemplation of an Acceleration Event, a Participant may conditionally exercise, not more than 30 days prior to the Acceleration Event, all or any portion of any Awards which are exercisable or which will become exercisable upon the occurrence of the Acceleration Event. Such conditional exercise shall become null and void if the anticipated Acceleration Event does not occur within six (6) months following the date of such conditional exercise. A conditional exercise shall become binding upon a Participant (and such Participant shall become obligated to pay the Exercise Price thereunder, if any) upon the occurrence of the Acceleration Event.

16. Noncompete and Confidentiality Covenants.

                  If a Participant breaches any confidentiality or noncompete covenant that such Participant has entered into with the Company, then notwithstanding the terms of any Award or Award Agreement, the Participant: (i) shall immediately forfeit the right to exercise all Options, SARs, Stock Equivalent Units, Dividend Equivalent Units, Performance Units (or similar Awards) and to become vested in all Restricted Stock (and similar Awards), in each case outstanding or received at any time after the date of the first such violation; and (ii) will be obligated to pay the Corporation, as liquidated damages, an amount equal to the gross amount of all gains realized upon the exercise of all Options, Stock Appreciation Rights, Stock Equivalent Units, Dividend Equivalent Units, Performance Units (and similar Awards) plus all appreciation in and other increase in value recognized in connection with all Restricted Stock (and similar Awards) at any time after the date of the first such violation. The Board may, in its discretion, waive this Section 16.

17. Transferability of Awards. No Award granted under the Plan shall be assignable, alienable, saleable or otherwise transferable other than by will or the laws of descent and distribution or pursuant to a Qualified Domestic Relations Order (as defined in Section 414(p) of the Code), except that, the Board may provide that the Participant shall be permitted to, during his or her lifetime, transfer all or part of any Award other than an Award of Incentive Stock Options to a Permitted Transferee.

18. Other Terms and Conditions. The Board may provide that Awards granted hereunder are subject to such other terms and conditions not specified herein, including, but not limited to, a right of first refusal or repurchase right on the part of the Corporation or cancellation of any or all outstanding Awards by the Corporation upon payment by the Corporation of the Fair Market Value thereof at the time of cancellation upon the occurrence a Change in Control.

19. General Provisions.

         19.1 Unfunded Plan. Nothing contained herein shall require the Corporation to segregate any monies to create any trusts or to make any special deposits for any immediate or deferred amounts payable to any Participant under this Plan.

         19.2 No Right to Employment. Participation in this Plan shall not affect the Company's right to discharge a Participant nor shall it constitute an agreement of employment between a Participant and the Company.

         19.3 Rights as a Stockholder. Except as otherwise provided by the Board, a Participant shall have no rights as a stockholder of the Corporation with respect to the Common Stock subject to Awards until: (i) exercise of the Award; and (ii) all conditions to exercise of the Award have been duly satisfied.

         19.4 Jurisdiction and Governing Law. Jurisdiction over disputes with regard to the validity, construction and effect of this Plan, and all actions taken or relating to the Plan, shall be exclusively in the courts of the State of Delaware, and this Plan shall be construed and interpreted in accordance with and governed by the laws of the State of Delaware, other than the conflict of laws provisions of such laws.

         19.5 Successors and Assigns. The Plan and the relevant Award Agreement shall be binding on all successors and assigns of a Participant, including, without limitation, the estate of the Participant, the executor, administrator or trustee of such estate, any receiver or trustee in bankruptcy for the Participant or such estate, and any representative of the creditors of the Participant or such estate.

20. Amendment, Suspension, or Termination.

                  The Board may suspend, terminate or amend the Plan at any time and from time to time, without notice to or consent of the stockholders of the Corporation or any Participant or Employee. The Board may amend any Award previously made and any relevant Award Agreement without notice to or consent of the relevant Participants unless such amendment would materially adversely affect such Award or the Participant's rights or benefits in connection therewith. No suspension or termination of the Plan shall affect any Awards previously made or any relevant Award Agreement, unless the written consent of the Participant is obtained. No amendment of the Plan, Award previously made or relevant Award Agreement shall be made which would materially adversely affect such Award or the Participant's rights or benefits in connection therewith, unless the written consent of the Participant is obtained.

21. Tax Withholding.

                  The Corporation shall have the right to: (i) make deductions from any settlement of any Award, including the delivery or vesting of shares of Common Stock, or require shares of Common Stock or cash, or both, be withheld from any settlement of an Award, in each case in an amount sufficient to satisfy withholding of any federal, state, local or foreign taxes required by law; or
(ii) take such other action as may be necessary or appropriate to satisfy any such withholding obligation.

22. Effective Date.

                  The Plan shall become effective upon the effective date of the registration statement filed by the Corporation with the Securities and Exchange Commission in connection with the initial public offering of shares of Common Stock of the Corporation (the "Effective Date"); provided, however, that no Incentive Stock Option shall be exercisable by a Participant unless and until the Plan shall have been approved by the stockholders of the Corporation, which approval shall be obtained within 12 months before or after the adoption of the Plan by the Board. Notwithstanding anything contained herein to the contrary, the Plan and all Awards granted hereunder shall become null and void if such Effective Date does not occur before September 30, 2000 or the closing of such offering does not occur within 30 days after such Effective Date.

23. Limitations on the Grant of Awards. Notwithstanding anything contained herein to the contrary, the Board shall not, without the prior express written consent of UCAR, which such consent may be withheld by UCAR in its sole discretion (i) grant any Award, other than a Nonqualified Stock Option Award, or (ii) cause or permit the vesting, exercisability or accelerated vesting of a Nonqualified Stock Option awarded hereunder or any portion thereof, in each case, prior to the third anniversary of the Effective Date, if at the time of such grant, vesting or exercisability UCAR owns or holds, directly or indirectly, a majority of the then outstanding shares of Common Stock.

24. Automatic Option Grants. Notwithstanding anything contained herein to the contrary (including, without limitation, restrictions as to the identity of Participants and the terms and conditions of Awards), Options shall be granted automatically hereunder in accordance with Article XI of each of the UCAR International Inc. Management Stock Option Plans and Section 19 of the UCAR International Inc. 1996 Mid-Management Equity Incentive Plan, in each case as amended through the Effective Date (collectively, the "UCAR Plans"), effective as of the date UCAR distributes to its stockholders, by dividend or otherwise, Common Stock which, at the time such distribution is declared, constitute a majority of the then outstanding shares of Common Stock, under the terms and conditions as set forth in the UCAR Plans. Shares of Common Stock issued pursuant to Options granted under this Section 23 are in addition to and not counted against the maximum share limits set forth in Section 5.3 hereof. Notwithstanding the provisions of Section 20 hereof, the Board shall not, without the prior express written consent of UCAR, which such consent may be withheld by UCAR in its sole discretion, amend: (i) this Section 23; or (ii) any provision of the Plan in a manner that is inconsistent with this Section 23. For purposes of this Section 23, UCAR shall be deemed a third party beneficiary.
Article XI and Section 19 of each of the respective UCAR Plans are attached hereto as Exhibits 1, 2 and 3.

                                    EXHIBIT 1

                    AMENDMENT TO THE UCAR INTERNATIONAL INC.
                    1996 MID-MANAGEMENT EQUITY INCENTIVE PLAN


         The 1996 Mid-Management Equity Incentive Plan is hereby amended, effective as of the effective date of the registration statement filed by Graftech Inc. with the Securities and Exchange Commission in connection with the initial public offering of shares of Graftech Inc.'s common stock (the "Effective Date"), in accordance with the following. Notwithstanding anything contained herein to the contrary, this amendment shall become null and void if such Effective Date does not occur before September 30, 2000 or the closing of such offering does not occur within 30 days after such Effective Date.

         1. Section 2.6 is hereby amended to read in its entirety as follows:

                  "Change in Control" means the occurrence of any of the following events:

                           (i) any "person" or "group" within the meaning of
                  Section 13(d) or 14(d)(2) of the Securities Exchange Act of 1934 (the "Act") becomes the beneficial owner of 15% or more of the then outstanding Common Stock or 15% or more of the then outstanding voting securities of UCAR;

                           (ii)any "person" or "group" within the meaning of
                  Section 13(d) or 14(d)(2) of the Act acquires by proxy or otherwise the right to vote for the election of directors, on any merger or consolidation of UCAR or on any other matter or question with respect to 15% or more of the then outstanding Common Stock or 15% or more of the combined voting power of the then outstanding voting securities of UCAR;

                           (iii) Present Directors and New Directors cease for
                  any reason to constitute a majority of the Board (and, for purposes of this clause (iii), "Present Directors" shall mean individuals who at the beginning of any consecutive twenty-four month period were members of the Board and "New Directors" shall mean individuals whose election by the Board or whose nomination for election as directors by UCAR's stockholders was approved by a vote of at least two-thirds of the directors then in office who were Present Directors or New Directors);

                           (iv)the stockholders of UCAR approve a plan of
                  complete liquidation or dissolution of UCAR; or

                           (v) consummation of:

                               (x) a reorganization, restructuring,
                  recapitalization, reincorporation, merger or consolidation of UCAR (a "Business Combination") unless, following such Business Combination, (a) all or substantially all of the individuals and entities who were the beneficial owners of the Common Stock and the voting securities of UCAR outstanding immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the common equity securities and the combined voting power of the voting securities of the corporation or other entity resulting from such Business Combination (including, without limitation, a corporation or other entity which as a result of such Business Combination owns UCAR or all or substantially all of the assets of UCAR or the Company either directly or through one or more subsidiaries) outstanding after such Business Combination, in substantially the same proportions as their ownership, immediately prior to such Business Combination, of outstanding Common Stock and the combined voting power of the outstanding voting securities of UCAR, respectively, (b) no "person" or "group" within the meaning of Section 13(d) or 14(d)(2) of the Act (excluding (1) any corporation or other entity resulting from such Business Combination and (2) any employee benefit plan (or related trust) of the Company or any corporation or other entity resulting from such Business Combination) beneficially owns 15% or more of the common equity securities or 15% or more of the combined voting power of the voting securities of the corporation or other entity resulting from such Business Combination outstanding after such Business Combination, except to the extent that such beneficial ownership existed prior to such Business Combination with respect to the Common Stock and the voting securities of UCAR, and (c) at least a majority of the members of the board of directors (or similar governing body) of the corporation or other entity resulting from such Business Combination were members of the Board at the time of the execution of the initial agreement providing for such Business Combination or at the time of the action of the Board approving such Business Combination, whichever is earlier; or

                               (y) any sale, lease, exchange or other transfer
                  (in one transaction or a series of related transactions) of all or substantially all of the assets of UCAR or the Company, whether held directly or indirectly through one or more subsidiaries (excluding any pledge, mortgage, grant of security interest, sale-leaseback or similar transaction, but including any foreclosure sale), provided, that, for purposes of clauses (v) (x) and (v) (y) above, the divestiture of less than substantially all of the assets of UCAR or the Company in one transaction or a series of related transactions, whether effected by sale, lease, exchange, spin-off, sale of stock of or merger or consolidation of a subsidiary, transfer or otherwise, shall not constitute a Change in Control.

                  Notwithstanding the foregoing, (A) a Change in Control shall not be deemed to occur:

                      (I) pursuant to clause (i) or (ii) above, solely because 15% or more of the then outstanding Common Stock or the then outstanding voting securities of UCAR is or becomes beneficially owned or is directly or indirectly held or acquired by one or more employee benefit plans (or related trusts) maintained by the Company; or

                      (II) pursuant to clause (v)(y) above, (1) if the Board determines that any sale, lease, exchange or other transfer does not involve all or substantially all of the assets of UCAR or the Company or (2) unless the Board determines otherwise, solely because of the consummation of a transaction or a series of transactions pursuant to which the Company sells, distributes to UCAR's stockholders, or otherwise transfers or disposes of any or all of its ownership of its natural graphite-based product business (which includes its flexible graphite business), however owned (including ownership through one or more dedicated subsidiaries and holding companies therefor and successors thereto); and

                  (B) to the extent that a "person" or "group" within the meaning of Section 13(d) or 14(d)(2) of the Act is the beneficial owner of 15% or more of the Common Stock or the voting securities of UCAR on the Effective Date, then the references therein to 15% shall be deemed to be references to 22.5% as (but only as) to such "person" or "group." For purposes hereof, references to "beneficial owner" and correlative phrases shall have the same definition as set forth in Rule 13d-3 under the Act (except that ownership by underwriters for purposes of a distribution or offering shall not be deemed to be "beneficial ownership") and references to the Act or rules and regulations thereunder shall mean those in effect on the Effective Date."

         2.       The following new Section 19 is added:

                  "19.     Rules Applicable to Graftech.

                  19.1 General Applicability. Notwithstanding anything contained in this Plan or the Graftech Option Plan to the contrary, if UCAR distributes to its stockholders, by dividend or otherwise, shares of Graftech Common Stock which, at the time such distribution is declared, constitute a majority of the then outstanding shares of the Graftech Common Stock (the "Spin-Off"), then the following provisions of this Section 19 shall apply. Prior to the IPO Date, UCAR shall cause Graftech to enter into agreements with it as it shall deem necessary to give effect to this Section 19.

                  19.2 Option Grant. Each UCAR IPO Date Option (whether vested or unvested) that is outstanding on the Spin-Off Date, shall, upon and after the Spin-Off Date, without further action by the optionee, the Board (or any committee thereof), the Board of Directors of Graftech (or any committee thereof), or UCAR or Graftech, be converted into and represent the following two options:

                           (a) an option granted under this Plan which covers a
                  number of shares of Common Stock equal to the UCAR Original Number of Shares and which has a per share exercise price equal to the UCAR New Per Share Exercise Price (the

                  "New UCAR Option"); and

                           (b) an option granted under the Graftech Option Plan
                  which covers a number of shares of Graftech Common Stock equal to the Graftech Pro Rata Number of Shares and which has a per share exercise price equal to the Graftech Per Share Exercise Price (the "New Graftech Option").

                  UCAR shall be the issuer of each New UCAR Option and Graftech shall be the issuer of each New Graftech Option.

                  19.3 Graftech Exercise Price. Graftech's obligation to issue New Graftech Options shall be based on the Option Price of the corresponding UCAR IPO Date Option as in effect on the IPO Date regardless of any subsequent change, if any, thereto.

                  19.4     Service For Purposes of Vesting and Exercisability.

                           (a) Any period of employment or service with UCAR (or
                  any of its subsidiaries) or with Graftech (or any of its subsidiaries) shall be considered employment or service with each of UCAR and Graftech for purposes of determining the vesting and exercisability of any New UCAR Option and any New Graftech Option to the same extent as such period would have been so considered under the related UCAR IPO Date Option if Graftech had continued as a wholly owned subsidiary of UCAR.

                           (b) The circumstances of any termination of
                  employment or service with UCAR (or any of its subsidiaries) or Graftech (or any of its subsidiaries) for purposes of determining vesting, exercisability and termination or cancellation of any New UCAR Option or any New Graftech Option shall be considered to be the same as it would have been if Graftech had continued as a wholly owned subsidiary of UCAR.

                  19.5 Rounding. In the case of each New UCAR Option and each New Graftech Option, any resulting per share exercise price which is not equal to a whole multiple of a cent shall be rounded to the nearest whole cent and any resulting number of shares covered thereby which is not equal to a whole number of a share shall be rounded to the nearest whole share.

                  19.6     Terms and Conditions.

                           (a) The terms and conditions of each New UCAR Option
                  shall be the same as those of the related UCAR IPO Date Option (except that the per share exercise price and number of shares of Common Stock covered thereby shall be changed as provided for in Section 19.2 hereof and except as otherwise required to give effect to Sections 19.4 and 19.5 hereof). Each New Graftech Option shall have the per share exercise price and cover the number of shares of Graftech Common Stock as provided in Section 19.2, shall be exercisable when (but only when) the related New UCAR Option is exercisable and (except as otherwise required to give effect to Sections 19.4 and 19.5 hereof, to differences in administrative matters and to the preceding clause regarding exercisability and except as required to provide for exercisability as to a whole number of shares (subject to adjustment for dilutive events occurring after the Declaration
                  Date)) shall have terms and conditions substantially the same as those of the related New UCAR Option.

                           (b) If a New UCAR Option and the related New Graftech
                  Option are exercisable pursuant to Section 19.6(a), then either of such Options can be exercised with or without concurrent exercise, or affecting the future exercisability, of the other Option.

                           (c) Upon exercise of a New UCAR Option or a New
                  Graftech Option, the exercise price of such Option shall be payable to, and the securities purchased shall be delivered by, the issuer of such Option.

                            (d) Notwithstanding anything contained herein to the
                  contrary, to the extent required by UCAR in its sole discretion, the exercise price of each New UCAR Option and each New Graftech Option shall be adjusted to the extent necessary to avoid compensation expense under generally accepted accounting principles applied by it to UCAR and Graftech with respect to the transactions contemplated hereby.

                  19.7 Definitions. For purposes of this Section 19, the following definitions shall apply:

                           (a) "Declaration Date" shall mean the date on which
                               the Spin-Off is declared by the Board.

                           (b) "Graftech" shall mean UCAR Graph-Tech Inc. or any
                               successor thereto or holding company therefor.

                           (c) "Graftech Average Closing Price" shall mean the
                               average closing sale price of Graftech Common Stock over the period of five trading days ending on the trading day immediately preceding the Declaration Date. If there is no such closing sale price on any such day, then the average of the closing highest bid and lowest asked prices shall be used.

                           (d) "Graftech Common Stock" shall mean the common
                               stock of Graftech.

                           (e) "Graftech Market Cap" shall mean the number equal
                               to the Graftech Average Closing Price multiplied by the sum of: (i) the number of outstanding shares of Graftech Common Stock at the close of the trading day immediately preceding the Declaration Date; plus (ii) the maximum number of shares of Graftech Common Stock issuable upon exercise, conversion or exchange of all "in-the-money" options, warrants, convertible or exchangeable securities or similar rights, granted by Graftech that are outstanding as of such day; less (iii) the number of shares of Graftech Common Stock that Graftech could repurchase on the open market on such day at the Graftech Average Closing Price if it used the aggregate cash consideration it would receive upon exercise, conversion or exchange thereof to effect such repurchase (without regard to transaction costs, trading volume or similar factors). For purposes hereof, "in-the-money" shall mean that the exercise, conversion or exchange price or rate is lower than the Graftech Average Closing Price.

                           (f) "Graftech Option Plan" shall mean, individually
                               and collectively, any and all plans maintained by Graftech under which stock options may be granted.

                           (g) "Graftech Per Share Exercise Price" shall mean an
                               amount equal to the result of the division of (i) the difference between the UCAR Original Per Share Exercise Price and UCAR New Per Share Exercise Price by (ii) the Spin-Off Ratio.

                           (h) "Graftech Pro Rata Number of Shares" shall mean
                               the result of the multiplication of the UCAR
                               Original Number of Shares by the Spin-Off Ratio.

                           (i) "IPO Date" shall mean the effective date of the
                               registration statement filed by Graftech with the Securities and Exchange Commission with respect to the initial public offering of Graftech Common Stock (or, if later, the pricing date for such initial public offering).

                           (j) "Spin-Off Date" shall mean the distribution date
                               for the Spin-Off.

                           (k) "Spin-Off Ratio" shall mean the number of shares
                               of Graftech Common Stock to be received for each outstanding share of Common Stock by holders of record of Common Stock in the Spin-Off, expressed as a ratio.

                           (l) "UCAR Average Closing Price" shall mean the
                               average closing sale price of the Common Stock over the period of five trading days ending on the trading date immediately preceding the Declaration Date. If there is no such closing sale price on any such day, then the average of the closing highest bid and lowest asked prices shall be used.

                           (m) "UCAR Market Cap" shall mean the number equal to
                               the UCAR Average Closing Price multiplied by the sum of: (i) the number of outstanding shares of Common Stock at the close of the trading day immediately preceding the Declaration Date; plus
                               (ii) the maximum number of shares of Common Stock issuable upon exercise, conversion or exchange of all "in-the-money" options, warrants, convertible or exchangeable securities or similar rights, granted by UCAR that are outstanding as of such day; less (iii) the number of shares of Common Stock that UCAR could repurchase on the open market on such day at the UCAR Average Closing Price if it used the aggregate cash consideration it would receive upon exercise, conversion or exchange thereof to effect such repurchase (without regard to transaction costs, trading volume or similar factors). For purposes hereof, "in-the-money" shall mean that the exercise, conversion or exchange price or rate is lower than the UCAR Average Closing Price.

                           (n) "UCAR Market Cap Ratio" shall mean a fraction
                               whose numerator is the UCAR Market Cap and whose denominator is the sum of the (i) UCAR Market Cap and (ii) Graftech Market Cap.

                           (o) "UCAR New Per Share Exercise Price" shall mean an
                               amount equal to the UCAR Original Per Share
                               Exercise Price multiplied by the UCAR Market Cap Ratio.

                           (p) "UCAR IPO Date Option" shall mean a Stock Option
                               granted by UCAR under the Plan on or prior to the IPO Date.

                           (q) "UCAR Original Number of Shares" shall mean, as
                               to any UCAR IPO Date Option, the number of shares of Common Stock covered by such UCAR IPO Date Option immediately prior to the IPO Date.

                           (r) "UCAR Original Per Share Exercise Price" shall
                               mean, as to any UCAR IPO Date Option, the Exercise Price of such UCAR IPO Date Option immediately prior to the Declaration Date."

                                    EXHIBIT 2

                    AMENDMENT TO THE UCAR INTERNATIONAL INC.
            MANAGEMENT STOCK OPTION PLAN (SENIOR MANAGEMENT VERSION)


         The Management Stock Option Plan (Senior Management Version) is hereby amended, effective as of the effective date of the registration statement filed by Graftech Inc. with the Securities and Exchange Commission in connection with the initial public offering of shares of Graftech Inc.'s common stock (the "Effective Date"), in accordance with the following. Notwithstanding anything contained herein to the contrary, this amendment shall become null and void if such Effective Date does not occur before September 30, 2000 or the closing of such offering does not occur within 30 days after such Effective Date.


         1. The definition of "Change of Control" is hereby amended to read in its entirety as follows:

                  "Change of Control" shall mean the occurrence of any of the following events:

                           (i) any "person" or "group" within the meaning of
                  Section 13(d) or 14(d)(2) of the Securities Exchange Act of 1934 (the "Act") becomes the beneficial owner of 15% or more of the then outstanding Common Stock or 15% or more of the then outstanding voting securities of the Company;

                           (ii)any "person" or "group" within the meaning of
                  Section 13(d) or 14(d)(2) of the Act acquires by proxy or otherwise the right to vote for the election of directors, on any merger or consolidation of the Company or on any other matter or question with respect to 15% or more of the then outstanding Common Stock or 15% or more of the combined voting power of the then outstanding voting securities of the Company;

                           (iii) Present Directors and New Directors cease for
                  any reason to constitute a majority of the Board (and, for purposes of this clause (iii), "Present Directors" shall mean individuals who at the beginning of any consecutive twenty-four month period were members of the Board and "New Directors" shall mean individuals whose election by the Board or whose nomination for election as directors by the Company's stockholders was approved by a vote of at least two-thirds of the directors then in office who were Present Directors or New Directors);

                           (iv) the stockholders of the Company approve a plan
                  of complete liquidation or dissolution of the Company; or

                           (v) consummation of:

                               (x) a reorganization, restructuring,
                  recapitalization, reincorporation, merger or consolidation of the Company (a "Business Combination") unless, following such Business Combination, (a) all or substantially all of the individuals and entities who were the beneficial owners of the Common Stock and the voting securities of the Company outstanding immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the common equity securities and the combined voting power of the voting securities of the corporation or other entity resulting from such Business Combination (including, without limitation, a corporation or other entity which as a result of such Business Combination owns the Company or all or substantially all of the assets of the Company or the Group (and, for purposes hereof, the "Group" refers to the Company and its Subsidiaries, collectively) either directly or through one or more subsidiaries) outstanding after such Business Combination, in substantially the same proportions as their ownership, immediately prior to such Business Combination, of outstanding Common Stock and the combined voting power of the outstanding voting securities of the Company, respectively,
                  (b) no "person" or "group" within the meaning of Section 13(d) or 14(d)(2) of the Act (excluding (1) any corporation or other entity resulting from such Business Combination and (2) any employee benefit plan (or related trust) of the Group or any corporation or other entity resulting from such Business Combination) beneficially owns 15% or more of the common equity securities or 15% or more of the combined voting power of the voting securities of the corporation or other entity resulting from such Business Combination outstanding after such Business Combination, except to the extent that such beneficial ownership existed prior to such Business Combination with respect to the Common Stock and the voting securities of the Company, and (c) at least a majority of the members of the board of directors (or similar governing body) of the corporation or other entity resulting from such Business Combination were members of the Board at the time of the execution of the initial agreement providing for such Business Combination or at the time of the action of the Board approving such Business Combination, whichever is earlier; or

                               (y) any sale, lease, exchange or other transfer
                  (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company or the Group, whether held directly or indirectly through one or more subsidiaries (excluding any pledge, mortgage, grant of security interest, sale-leaseback or similar transaction, but including any foreclosure sale), provided, that, for purposes of clauses (v) (x) and (v) (y) above, the divestiture of less than substantially all of the assets of the Company or the Group in one transaction or a series of related transactions, whether effected by sale, lease, exchange, spin-off, sale of stock of or merger or consolidation of a subsidiary, transfer or otherwise, shall not constitute a Change of Control.

                  Notwithstanding the foregoing, (A) a Change of Control shall not be deemed to occur:

                      (I) pursuant to clause (i) or (ii) above, solely because 15% or more of the then outstanding Common Stock or the then outstanding voting securities of the Company is or becomes beneficially owned or is directly or indirectly held or acquired by one or more employee benefit plans (or related trusts) maintained by the Group; or

                      (II) pursuant to clause (v)(y) above, (1) if the Board determines that any sale, lease, exchange or other transfer does not involve all or substantially all of the assets of the Company or the Group or (2) unless the Board determines otherwise, solely because of the consummation of a transaction or a series of transactions pursuant to which the Group sells, distributes to the Company's stockholders, or otherwise transfers or disposes of any or all of its ownership of its natural graphite-based product business (which includes its flexible graphite business), however owned (including ownership through one or more dedicated subsidiaries and holding companies therefor and successors thereto); and

                  (B) to the extent that a "person" or "group" within the meaning of Section 13(d) or 14(d)(2) of the Act is the beneficial owner of 15% or more of the Common Stock or the voting securities of the Company on the Effective Date, then the references therein to 15% shall be deemed to be references to 22.5% as (but only as) to such "person" or "group." For purposes hereof, references to "beneficial owner" and correlative phrases shall have the same definition as set forth in Rule 13d-3 under the Act (except that ownership by underwriters for purposes of a distribution or offering shall not be deemed to be "beneficial ownership") and references to the Act or rules and regulations thereunder shall mean those in effect on the Effective Date."

         2.       The following new Article XI is added:

                                   "ARTICLE XI

                          RULES APPLICABLE TO GRAFTECH

                  11.1 General Applicability. Notwithstanding anything contained in this Plan or the Graftech Option Plan to the contrary, if the Company distributes to its stockholders, by dividend or otherwise, shares of Graftech Common Stock which, at the time such distribution is declared, constitute a majority of the then outstanding shares of the Graftech Common Stock (the "Spin-Off"), then the following provisions of this Article XI shall apply. Prior to the IPO Date, the Company shall cause Graftech to enter into agreements with it as it shall deem necessary to give effect to this Article XI.

                  11.2 Option Grant.

                  11.2.1 Conversion. Each UCAR IPO Date Option (whether vested or unvested) that is outstanding on the Spin-Off Date, shall, upon and after the Spin-Off Date, without further action by the optionee, the Board, the Committee, the Board of Directors of Graftech (or any committee thereof), or the Company or Graftech, be converted into and represent the following two options:

                           (a) an option granted under this Plan which covers a
                  number of shares of Common Stock equal to the UCAR Original Number of Shares and which has a per share exercise price equal to the UCAR New Per Share Exercise Price (the "New UCAR Option"); and

                           (b) an option granted under the Graftech Option Plan
                  which covers a number of shares of Graftech Common Stock equal to the Graftech Pro Rata Number of Shares and which has a per share exercise price equal to the Graftech Per Share Exercise Price (the "New Graftech Option").

                 The Company shall be the issuer of each New UCAR Option and Graftech shall be the issuer of each New Graftech Option.

                  11.2.2 Graftech Exercise Price. Graftech's obligation to issue New Graftech Options shall be based on the Exercise Price of the corresponding UCAR IPO Date Option as in effect on the IPO Date regardless of any subsequent change, if any, thereto.

                  11.3     Service For Purposes of Vesting and Exercisability.

                           (a) Any period of employment or service with the
                  Company (or any of its Subsidiaries) or with Graftech (or any of its subsidiaries) shall be considered employment or service with each of the Company and Graftech for purposes of determining the vesting and exercisability of any New UCAR Option and any New Graftech Option to the same extent as such period would have been so considered under the related UCAR IPO Date Option if Graftech had continued as a wholly owned Subsidiary of the Company.

                           (b) The circumstances of any termination of
                  employment or service with the Company (or any of its Subsidiaries) or Graftech (or any of its subsidiaries) for purposes of determining vesting, exercisability and termination or cancellation of any New UCAR Option or any New Graftech Option shall be considered to be the same as it would have been if Graftech had continued as a wholly owned Subsidiary of the Company.

                  11.4 Rounding. In the case of each New UCAR Option and each New Graftech Option, any resulting per share exercise price which is not equal to a whole multiple of a cent shall be rounded to the nearest whole cent and any resulting number of shares covered thereby which is not equal to a whole number of a share shall be rounded to the nearest whole share.

                  11.5     Terms and Conditions.

                           (a) The terms and conditions of each New UCAR Option
                  shall be the same as those of the related UCAR IPO Date Option (except that the per share exercise price and number of shares of Common Stock covered thereby shall be changed as provided for in Section 11.2 hereof and except as otherwise required to give effect to Sections 11.3 and 11.4 hereof). Each New Graftech Option shall have the per share exercise price and cover the number of shares of Graftech Common Stock as provided in Section 11.2, shall be exercisable when (but only when) the related New UCAR Option is exercisable and (except as otherwise required to give effect to Sections 11.3 and 11.4 hereof, to differences in administrative matters and to the preceding clause regarding exercisability and except as required to provide for exercisability as to a whole number of shares (subject to adjustment for dilutive events occurring after the Declaration
                  Date)) shall have terms and conditions substantially the same as those of the related New UCAR Option.

                           (b) If a New UCAR Option and the related New Graftech
                  Option are exercisable pursuant to Section 11.5(a), then either of such Options can be exercised with or without concurrent exercise, or affecting the future exercisability, of the other Option.

                           (c) Upon exercise of a New UCAR Option or a New
                  Graftech Option, the exercise price of such Option shall be payable to, and the securities purchased shall be delivered by, the issuer of such Option.

                           (d) Notwithstanding anything contained herein to the
                  contrary, to the extent required by UCAR in its sole discretion, the exercise price of each New UCAR Option and each New Graftech Option shall be adjusted to the extent necessary to avoid compensation expense under generally accepted accounting principles applied by it to UCAR and Graftech with respect to the transactions contemplated hereby.

                  11.6 Definitions. For purposes of this Article XI, the following definitions shall apply:

                           (a) "Declaration Date" shall mean the date on which the Spin-Off is declared by the Board.

                           (b) "Graftech" shall mean UCAR Graph-Tech Inc. or any successor thereto or holding company therefor.

                           (c) "Graftech Average Closing Price" shall mean the average closing sale price of Graftech Common Stock over the period of five trading days ending on the trading day immediately preceding the Declaration Date. If there is no such closing sale price on any such day, then the average of the closing highest bid and lowest asked prices shall be used.

                           (d) "Graftech Common Stock" shall mean the common stock of Graftech.

                           (e) "Graftech Market Cap" shall mean the number equal to the Graftech Average Closing Price multiplied by the sum of: (i) the number of outstanding shares of Graftech Common Stock at the close of the trading day immediately preceding the Declaration Date; plus (ii) the maximum number of shares of Graftech Common Stock issuable upon exercise, conversion or exchange of all "in-the-money" options, warrants, convertible or exchangeable securities or similar rights, granted by Graftech that are outstanding as of such day; less (iii) the number of shares of Graftech Common Stock that Graftech could repurchase on the open market on such day at the Graftech Average Closing Price if it used the aggregate cash consideration it would receive upon exercise, conversion or exchange thereof to effect such repurchase (without regard to transaction costs, trading volume or similar factors). For purposes hereof, "in-the-money" shall mean that the exercise, conversion or exchange price or rate is lower than the Graftech Average Closing Price.

                           (f)      "Graftech Option Plan" shall mean,
                                    individually and collectively, any and all plans maintained by Graftech under which stock options may be granted.

                           (g) "Graftech Per Share Exercise Price" shall mean an amount equal to the result of the division of (i) the difference between the UCAR Original Per Share Exercise Price and UCAR New Per Share Exercise Price by (ii) the Spin-Off Ratio.

                           (h) "Graftech Pro Rata Number of Shares" shall mean the result of the multiplication of the UCAR Original Number of Shares by the Spin-Off Ratio.

                           (i) "IPO Date" shall mean the effective date of the registration statement filed by Graftech with the Securities and Exchange Commission with respect to the initial public offering of Graftech Common Stock (or, if later, the pricing date for such initial public offering).

                           (j) "Spin-Off Date" shall mean the distribution date for the Spin-Off.

                           (k) "Spin-Off Ratio" shall mean the number of shares of Graftech Common Stock to be received for each outstanding share of Common Stock by holders of record of Common Stock in the Spin-Off, expressed as a ratio.

                           (l) "UCAR Average Closing Price" shall mean the average closing sale price of the Common Stock over the period of five trading days ending on the trading date immediately preceding the Declaration Date. If there is no such closing sale price on any such day, then the average of the closing highest bid and lowest asked prices shall be used.

                           (m) "UCAR Market Cap" shall mean the number equal to the UCAR Average Closing Price multiplied by the sum of: (i) the number of outstanding shares of Common Stock at the close of the trading day immediately preceding the Declaration Date; plus (ii) the maximum number of shares of Common Stock issuable upon exercise, conversion or exchange of all "in-the-money" options, warrants, convertible or exchangeable securities or similar rights, granted by UCAR that are outstanding as of such day; less (iii) the number of shares of Common Stock that the Company could repurchase on the open market on such day at the UCAR Average Closing Price if it used the aggregate cash consideration it would receive upon exercise, conversion or exchange thereof to effect such repurchase (without regard to transaction costs, trading volume or similar factors). For purposes hereof, "in-the-money" shall mean that the exercise, conversion or exchange price or rate is lower than the UCAR Average Closing Price.

                           (n) "UCAR Market Cap Ratio" shall mean a fraction whose numerator is the UCAR Market Cap and whose denominator is the sum of the
                                    (i) UCAR Market Cap and (ii) Graftech Market
                                    Cap.

                           (o) "UCAR New Per Share Exercise Price" shall mean an amount equal to the UCAR Original Per Share Exercise Price multiplied by the UCAR Market Cap Ratio.

                           (p) "UCAR IPO Date Option" shall mean an Option granted by the Company under the Plan on or prior to the IPO Date.

                           (q) "UCAR Original Number of Shares" shall mean, as to any UCAR IPO Date Option, the number of shares of Common Stock covered by such UCAR IPO Date Option immediately prior to the IPO Date.


                           (r) "UCAR Original Per Share Exercise Price" shall mean, as to any UCAR IPO Date Option, the Exercise Price of such UCAR IPO Date Option immediately prior to the Declaration Date."

                                    EXHIBIT 3

                    AMENDMENT TO THE UCAR INTERNATIONAL INC.
              MANAGEMENT STOCK OPTION PLAN (MID-MANAGEMENT VERSION)


         The Management Stock Option Plan (Mid-Management Version) is hereby amended, effective as of the effective date of the registration statement filed by Graftech Inc. with the Securities and Exchange Commission in connection with the initial public offering of shares of Graftech Inc.'s common stock (the "Effective Date"), in accordance with the following. Notwithstanding anything contained herein to the contrary, this amendment shall become null and void if such Effective Date does not occur before September 30, 2000 or the closing of such offering does not occur within 30 days after such Effective Date.


         1. The definition of "Change of Control" is hereby amended to read in its entirety as follows:

                  "Change of Control" shall mean the occurrence of any of the following events:

                           (i) any "person" or "group" within the meaning of
                  Section 13(d) or 14(d)(2) of the Securities Exchange Act of 1934 (the "Act") becomes the beneficial owner of 15% or more of the then outstanding Common Stock or 15% or more of the then outstanding voting securities of the Company;

                           (ii) any "person" or "group" within the meaning of
                  Section 13(d) or 14(d)(2) of the Act acquires by proxy or otherwise the right to vote for the election of directors, on any merger or consolidation of the Company or on any other matter or question with respect to 15% or more of the then outstanding Common Stock or 15% or more of the combined voting power of the then outstanding voting securities of the Company;

                           (iii) Present Directors and New Directors cease for
                  any reason to constitute a majority of the Board (and, for purposes of this clause (iii), "Present Directors" shall mean individuals who at the beginning of any consecutive twenty-four month period were members of the Board and "New Directors" shall mean individuals whose election by the Board or whose nomination for election as directors by the Company's stockholders was approved by a vote of at least two-thirds of the directors then in office who were Present Directors or New Directors);

                           (iv) the stockholders of the Company approve a plan
                  of complete liquidation or dissolution of the Company; or

                           (v) consummation of:

                               (x) a reorganization, restructuring,
                  recapitalization, reincorporation, merger or consolidation of the Company (a "Business Combination") unless, following such Business Combination, (a) all or substantially all of the individuals and entities who were the beneficial owners of the Common Stock and the voting securities of the Company outstanding immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the common equity securities and the combined voting power of the voting securities of the corporation or other entity resulting from such Business Combination (including, without limitation, a corporation or other entity which as a result of such Business Combination owns the Company or all or substantially all of the assets of the Company or the Group (and, for purposes hereof, the "Group" refers to the Company and its Subsidiaries, collectively) either directly or through one or more subsidiaries) outstanding after such Business Combination, in substantially the same proportions as their ownership, immediately prior to such Business Combination, of outstanding Common Stock and the combined voting power of the outstanding voting securities of the Company, respectively,
                  (b) no "person" or "group" within the meaning of Section 13(d) or 14(d)(2) of the Act (excluding (1) any corporation or other entity resulting from such Business Combination and (2) any employee benefit plan (or related trust) of the Group or any corporation or other entity resulting from such Business Combination) beneficially owns 15% or more of the common equity securities or 15% or more of the combined voting power of the voting securities of the corporation or other entity resulting from such Business Combination outstanding after such Business Combination, except to the extent that such beneficial ownership existed prior to such Business Combination with respect to the Common Stock and the voting securities of the Company, and (c) at least a majority of the members of the board of directors (or similar governing body) of the corporation or other entity resulting from such Business Combination were members of the Board at the time of the execution of the initial agreement providing for such Business Combination or at the time of the action of the Board approving such Business Combination, whichever is earlier; or

                               (y) any sale, lease, exchange or other transfer
                  (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company or the Group, whether held directly or indirectly through one or more subsidiaries (excluding any pledge, mortgage, grant of security interest, sale-leaseback or similar transaction, but including any foreclosure sale), provided, that, for purposes of clauses (v) (x) and (v) (y) above, the divestiture of less than substantially all of the assets of the Company or the Group in one transaction or a series of related transactions, whether effected by sale, lease, exchange, spin-off, sale of stock of or merger or consolidation of a subsidiary, transfer or otherwise, shall not constitute a Change of Control.

                  Notwithstanding the foregoing, (A) a Change of Control shall not be deemed to occur:

                      (I) pursuant to clause (i) or (ii) above, solely because 15% or more of the then outstanding Common Stock or the then outstanding voting securities of the Company is or becomes beneficially owned or is directly or indirectly held or acquired by one or more employee benefit plans (or related trusts) maintained by the Group; or

                      (II) pursuant to clause (v)(y) above, (1) if the Board determines that any sale, lease, exchange or other transfer does not involve all or substantially all of the assets of the Company or the Group or (2) unless the Board determines otherwise, solely because of the consummation of a transaction or a series of transactions pursuant to which the Group sells, distributes to the Company's stockholders, or otherwise transfers or disposes of any or all of its ownership of its natural graphite-based product business (which includes its flexible graphite business), however owned (including ownership through one or more dedicated subsidiaries and holding companies therefor and successors thereto); and

                  (B) to the extent that a "person" or "group" within the meaning of Section 13(d) or 14(d)(2) of the Act is the beneficial owner of 15% or more of the Common Stock or the voting securities of the Company on the Effective Date, then the references therein to 15% shall be deemed to be references to 22.5% as (but only as) to such "person" or "group." For purposes hereof, references to "beneficial owner" and correlative phrases shall have the same definition as set forth in Rule 13d-3 under the Act (except that ownership by underwriters for purposes of a distribution or offering shall not be deemed to be "beneficial ownership") and references to the Act or rules and regulations thereunder shall mean those in effect on the Effective Date."

         2.       The following new Article XI is added:

                                   "ARTICLE XI

                          RULES APPLICABLE TO GRAFTECH

                  11.1 General Applicability. Notwithstanding anything contained in this Plan or the Graftech Option Plan to the contrary, if the Company distributes to its stockholders, by dividend or otherwise, shares of Graftech Common Stock which, at the time such distribution is declared, constitute a majority of the then outstanding shares of the Graftech Common Stock (the "Spin-Off"), then the following provisions of this Article XI shall apply. Prior to the IPO Date, the Company shall cause Graftech to enter into agreements with it as it shall deem necessary to give effect to this Article XI.

                  11.2 Option Grant.

                  11.2.1 Conversion. Each UCAR IPO Date Option (whether vested or unvested) that is outstanding on the Spin-Off Date, shall, upon and after the Spin-Off Date, without further action by the optionee, the Board, the Committee, the Board of Directors of Graftech (or any committee thereof), or the Company or Graftech, be converted into and represent the following two options:

                           (a) an option granted under this Plan which covers a
                  number of shares of Common Stock equal to the UCAR Original Number of Shares and which has a per share exercise price equal to the UCAR New Per Share Exercise Price (the "New UCAR Option"); and

                           (b) an option granted under the Graftech Option Plan
                  which covers a number of shares of Graftech Common Stock equal to the Graftech Pro Rata Number of Shares and which has a per share exercise price equal to the Graftech Per Share Exercise Price (the "New Graftech Option").

                 The Company shall be the issuer of each New UCAR Option and Graftech shall be the issuer of each New Graftech Option.

                 11.2.2 Graftech Exercise Price. Graftech's obligation to issue New Graftech Options shall be based on the Exercise Price of the corresponding UCAR IPO Date Option as in effect on the IPO Date regardless of any subsequent change, if any, thereto.

                 11.3     Service For Purposes of Vesting and Exercisability.

                           (a) Any period of employment or service with the
                  Company (or any of its Subsidiaries) or with Graftech (or any of its subsidiaries) shall be considered employment or service with each of the Company and Graftech for purposes of determining the vesting and exercisability of any New UCAR Option and any New Graftech Option to the same extent as such period would have been so considered under the related UCAR IPO Date Option if Graftech had continued as a wholly owned Subsidiary of the Company.

                           (b) The circumstances of any termination of
                  employment or service with the Company (or any of its Subsidiaries) or Graftech (or any of its subsidiaries) for purposes of determining vesting, exercisability and termination or cancellation of any New UCAR Option or any New Graftech Option shall be considered to be the same as it would have been if Graftech had continued as a wholly owned Subsidiary of the Company.

                  11.4 Rounding. In the case of each New UCAR Option and each New Graftech Option, any resulting per share exercise price which is not equal to a whole multiple of a cent shall be rounded to the nearest whole cent and any resulting number of shares covered thereby which is not equal to a whole number of a share shall be rounded to the nearest whole share.

                  11.5     Terms and Conditions.

                           (a) The terms and conditions of each New UCAR Option
                  shall be the same as those of the related UCAR IPO Date Option (except that the per share exercise price and number of shares of Common Stock covered thereby shall be changed as provided for in Section 11.2 hereof and except as otherwise required to give effect to Sections 11.3 and 11.4 hereof). Each New Graftech Option shall have the per share exercise price and cover the number of shares of Graftech Common Stock as provided in Section 11.2, shall be exercisable when (but only when) the related New UCAR Option is exercisable and (except as otherwise required to give effect to Sections 11.3 and 11.4 hereof, to differences in administrative matters and to the preceding clause regarding exercisability and except as required to provide for exercisability as to a whole number of shares (subject to adjustment for dilutive events occurring after the Declaration
                  Date)) shall have terms and conditions substantially the same as those of the related New UCAR Option.

                           (b) If a New UCAR Option and the related New Graftech
                  Option are exercisable pursuant to Section 11.5(a), then either of such Options can be exercised with or without concurrent exercise, or affecting the future exercisability, of the other Option.

                           (c) Upon exercise of a New UCAR Option or a New
                  Graftech Option, the exercise price of such Option shall be payable to, and the securities purchased shall be delivered by, the issuer of such Option.

                           (d) Notwithstanding anything contained herein to the
                  contrary, to the extent required by UCAR in its sole discretion, the exercise price of each New UCAR Option and each New Graftech Option shall be adjusted to the extent necessary to avoid compensation expense under generally accepted accounting principles applied by it to UCAR and Graftech with respect to the transactions contemplated hereby.

                  11.6 Definitions. For purposes of this Article XI, the following definitions shall apply:

                           (a) "Declaration Date" shall mean the date on which the Spin-Off is declared by the Board.

                           (b) "Graftech" shall mean UCAR Graph-Tech Inc. or any successor thereto or holding company therefor.

                           (c) "Graftech Average Closing Price" shall mean the average closing sale price of Graftech Common Stock over the period of five trading days ending on the trading day immediately preceding the Declaration Date. If there is no such closing sale price on any such day, then the average of the closing highest bid and lowest asked prices shall be used.

                           (d) "Graftech Common Stock" shall mean the common stock of Graftech.

                           (e) "Graftech Market Cap" shall mean the number equal to the Graftech Average Closing Price multiplied by the sum of: (i) the number of outstanding shares of Graftech Common Stock at the close of the trading day immediately preceding the Declaration Date; plus (ii) the maximum number of shares of Graftech Common Stock issuable upon exercise, conversion or exchange of all "in-the-money" options, warrants, convertible or exchangeable securities or similar rights, granted by Graftech that are outstanding as of such day; less (iii) the number of shares of Graftech Common Stock that Graftech could repurchase on the open market on such day at the Graftech Average Closing Price if it used the aggregate cash consideration it would receive upon exercise, conversion or exchange thereof to effect such repurchase (without regard to transaction costs, trading volume or similar factors). For purposes hereof, "in-the-money" shall mean that the exercise, conversion or exchange price or rate is lower than the Graftech Average Closing Price.

                           (f)      "Graftech Option Plan" shall mean,
                                    individually and collectively, any and all plans maintained by Graftech under which stock options may be granted.

                           (g) "Graftech Per Share Exercise Price" shall mean an amount equal to the result of the division of (i) the difference between the UCAR Original Per Share Exercise Price and UCAR New Per Share Exercise Price by (ii) the Spin-Off Ratio.

                           (h) "Graftech Pro Rata Number of Shares" shall mean the result of the multiplication of the UCAR Original Number of Shares by the Spin-Off Ratio.

                           (i) "IPO Date" shall mean the effective date of the registration statement filed by Graftech with the Securities and Exchange Commission with respect to the initial public offering of Graftech Common Stock (or, if later, the pricing date for such initial public offering).

                           (j) "Spin-Off Date" shall mean the distribution date for the Spin-Off.

                           (k) "Spin-Off Ratio" shall mean the number of shares of Graftech Common Stock to be received for each outstanding share of Common Stock by holders of record of Common Stock in the Spin-Off, expressed as a ratio.

                           (l) "UCAR Average Closing Price" shall mean the average closing sale price of the Common Stock over the period of five trading days ending on the trading date immediately preceding the Declaration Date. If there is no such closing sale price on any such day, then the average of the closing highest bid and lowest asked


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                                    prices shall be used.

                           (m) "UCAR Market Cap" shall mean the number equal to the UCAR Average Closing Price multiplied by the sum of: (i) the number of outstanding shares of Common Stock at the close of the trading day immediately preceding the Declaration Date; plus (ii) the maximum number of shares of Common Stock issuable upon exercise, conversion or exchange of all "in-the-money" options, warrants, convertible or exchangeable securities or similar rights, granted by UCAR that are outstanding as of such day; less (iii) the number of shares of Common Stock that the Company could repurchase on the open market on such day at the UCAR Average Closing Price if it used the aggregate cash consideration it would receive upon exercise, conversion or exchange thereof to effect such repurchase (without regard to transaction costs, trading volume or similar factors). For purposes hereof, "in-the-money" shall mean that the exercise, conversion or exchange price or rate is lower than the UCAR Average Closing Price.

                           (n) "UCAR Market Cap Ratio" shall mean a fraction whose numerator is the UCAR Market Cap and whose denominator is the sum of the
                                    (i) UCAR Market Cap and (ii) Graftech Market
                                    Cap.

                           (o) "UCAR New Per Share Exercise Price" shall mean an amount equal to the UCAR Original Per Share Exercise Price multiplied by the UCAR Market Cap Ratio.

                           (p) "UCAR IPO Date Option" shall mean an Option granted by the Company under the Plan on or prior to the IPO Date.

                           (q) "UCAR Original Number of Shares" shall mean, as to any UCAR IPO Date Option, the number of shares of Common Stock covered by such UCAR IPO Date Option immediately prior to the IPO Date.

                           (r) "UCAR Original Per Share Exercise Price" shall mean, as to any UCAR IPO Date Option, the Exercise Price of such UCAR IPO Date Option immediately prior to the Declaration Date."


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